Summary of Significant Accounting Policies	3 Months Ended	9 Months Ended
	Dec. 31, 2021	Sep. 30, 2022
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Consolidated Financial Statements are prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are presented in the Company’s reporting currency, the U.S. dollar. Intercompany transactions with consolidated entities have been eliminated.

Principles of Consolidation

The types of entities the Company assesses for consolidation include subsidiaries, management companies and general partners. Each of these entities is assessed for consolidation on a case by case basis depending on the specific facts and circumstances surrounding that entity.

The Company first considers whether an entity is considered a variable interest entity (“VIE”) and therefore whether to apply the consolidation guidance under the VIE model. Entities that do not qualify as VIEs are assessed for consolidation as voting interest entities (“VOE”) under the voting interest model.

An entity is considered to be a VIE if any of the following conditions exist: (i) the equity investment at risk is not sufficient to finance the activities of the entity without additional subordinated financial support provided by any parties, (ii) as a group, the holders of the equity investment at risk lack any of the following characteristics of a controlling financial interest, (a) the power to direct the activities that most significantly impact the entity’s economic performance and for limited partnerships, partners lack that power if neither (1) a simple majority or lower threshold (including a single limited partner) with equity at risk is able to exercise substantive kick-out rights through voting interests over the general partner, nor (2) limited partners with equity at risk are able to exercise substantive participating rights over the general partners, (b) the obligation to absorb expected losses, and (c) the right to receive expected residual returns.

The Company consolidates all VIEs in which it is the primary beneficiary. An entity is determined to be the primary beneficiary if it holds a controlling financial interest in a VIE. A controlling financial interest is defined as (i) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and (ii) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The consolidation guidance requires an analysis to determine (i) whether an entity in which the Company holds a variable interest is a VIE and (ii) whether the Company’s involvement, through holding interest directly or indirectly in the entity or contractually through other variable interests would give it a controlling financial interest. Performance of that analysis requires judgment. The analysis can generally be performed qualitatively; however, if it is not readily apparent that the Company is not the primary beneficiary, a quantitative analysis may also be performed. TPG factors in all economic interests including interests held through related parties, to determine if it holds a variable interest. Fees earned by the Company that are customary and commensurate with the level of effort required for the services provided, and where the Company does not hold other economic interests in the entity that would absorb more than an insignificant amount of the expected losses or return of the entity, would not be considered variable interests. The Company determines whether it is the primary beneficiary of a VIE at the time it becomes involved with a variable interest entity and continuously reconsiders that conclusion when facts and circumstances change.

For entities that are determined not to be VIEs, these entities are generally considered to be VOEs and are evaluated under the voting interest model. The Company consolidates VOEs that it controls through a majority voting interest or through other means.

Legal arrangements to distribute profits at different rates than the legal ownership rates

In cases where the property entities have entered into legal arrangements for the distribution of profits at different rates than the legal ownership rates in those entities the company applies those rates in accordance with the “theoretical liquidation calculations (promote) method. Accordingly, the company’s and the non-controlling interest’s ownership rates in the profits of the property entities are calculated on the assumption that the property company had liquidated its interest in the properties in line with their fair values.

Use of Estimates

GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Although we believe the assumptions and estimates we made are reasonable and appropriate, as discussed in the applicable sections throughout the Consolidated Financial Statements, different assumptions and estimates could materially impact our reported results.

Functional currency

The U.S. dollar is the functional currency for our consolidated subsidiaries.

Acquisitions

We apply a screen test to evaluate if substantially all the fair value of the acquired property is concentrated in a single identifiable asset or group of similar identifiable assets to determine whether a transaction is accounted for as an asset acquisition or business combination. We measure the real estate assets acquired through an asset acquisition based on their cost or total consideration exchanged and any excess consideration or bargain purchase amount is allocated to the real estate properties. At a property-level, we allocate the fair value to the land acquired.

Real Estate Assets

Real estate assets are carried at cost, which is determined at estimated fair value on the date acquired, less accumulated impairment losses. The cost of the real estate includes expenditure that is directly attributable to the acquisition of the asset, any other costs directly attributable to researching, developing, redeveloping, marketing and improving the assets to their intended state and capitalized borrowing costs.

Capitalization of Costs

During the land development and construction periods of qualifying projects, we capitalize interest costs, insurance, real estate taxes and general and administrative costs of the personnel performing the development; if such costs are incremental and identifiable to a specific activity to ready the asset for its intended use. We capitalize transaction costs related to the acquisition of land for future development and operating properties that qualify as asset acquisitions.

Recoverability of Real Estate Assets

We assess the carrying values of our respective long-lived assets whenever events or changes in circumstances indicate that the carrying amounts of these assets may not be fully recoverable. This assessment is primarily triggered based on the shortening of the expected hold period due to our change in intent to sell a property in the near term. We have processes to monitor our intent with regard to our investments and the estimated disposition value in comparison to the current carrying value. If our assessment of potential triggering events indicates that the carrying value of a property that we expect to sell in the near term is not recoverable, we recognize an impairment charge for the amount by which the carrying value exceeds the current estimated fair value of the property.

At least annually or more frequently given the presence of a triggering event, we measure the recoverability of our assets. We compare the carrying amount of the asset to the fair value based on our intent as follows:

●	for real estate properties that we intend to hold long-term; including land held for development, properties currently under development and operating properties; recoverability is assessed based on the estimated undiscounted future net rental income from operating the property and the terminal value, including anticipated costs to develop.

●	for real estate properties we intend to sell, including properties currently under development and operating properties; recoverability is assessed based on proceeds from disposition that are estimated based on the future net rental income of the property, expected market capitalization rates and anticipated costs to develop;

●	for land parcels we intend to sell, recoverability is assessed based on the estimated proceeds from disposition less costs to sell; and

●	for costs incurred related to the potential acquisition of land and operating properties and future development projects, recoverability is assessed based on the probability that the acquisition or development is likely to occur at the measurement date.

Cash and Cash Equivalents

We consider all cash on hand, demand deposits with financial institutions and short-term highly liquid investments with original maturities of three months or less to be cash equivalents. Our cash and cash equivalents are financial instruments that are exposed to concentrations of credit risk. We invest our cash with high-credit quality institutions both domestically and internationally. Cash balances may be invested in money market accounts that are not insured. We have not realized any losses of such cash investments or accounts and believe that we are not exposed to any significant credit risk.

We do not use derivative financial instruments for trading or speculative purposes.

Revenue Recognition

We recognize revenue to the extent that amounts are determined to be collectible. We may also earn incentive returns (“promotes” or “promote revenues”) based on a venture’s cumulative returns over a certain time-period and the returns are determined by both the operating performance and real estate valuation of the venture, including highly variable inputs such as capitalization rates, market rents, interest rates and foreign currency exchange rates. As these key inputs are highly volatile and out of our control, and such volatility can materially impact our promotes period over period, we recognize promote revenues at the end of the performance period. We generally earn promote revenue directly from third-party investors in the co-investment ventures.

Gains on Real Estate Transactions, Net

We recognize gains on the disposition of real estate when control transfers to the buyer, generally when consideration and title are exchanged and the risks and rewards of ownership transfer.

Gains on Dispositions of Development Properties and Land, Net. We present gains separately based on the type of real estate sold or contributed. We present gains on sales to third parties as Gains on Dispositions of Development Properties and Land, Net when the property was included in our land portfolio or when we developed the property with the intent to sell or contribute.

Income Taxes

The Company accounts for income taxes in accordance with ASC No. 740, “Income Taxes.” This topic prescribes the use of the liability method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value. Deferred tax liabilities and assets are classified as non-current based on the adopting of Accounting Standards Update (“ASU”) 2015-17, “Balance Sheet Classification of Deferred Taxes.”

The Company accounts for uncertain tax positions in accordance with ASC 740, which contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining whether the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company reevaluates its income tax positions periodically to consider factors such as changes in facts or circumstances, changes in or interpretations of tax law, effectively settled issues under audit, and new audit activity. Such a change in recognition or measurement would result/ in recognition of a tax benefit or an additional charge to the tax provision The Company includes interest related to tax issues as part of income tax expense in its consolidated financial statements. The Company records any applicable penalties related to tax issues within the income tax provision.

Environmental Costs

We incur certain environmental remediation costs, including cleanup costs, consulting fees for environmental studies and investigations, monitoring costs, and legal costs relating to cleanup, litigation defense, and the pursuit of responsible third parties. We expense costs incurred in connection with operating properties and properties previously sold. We capitalize costs related to undeveloped land as development costs and record any expected future environmental liabilities at the time of acquisition. We maintain a liability for the estimated costs of environmental remediation expected to be incurred in connection with undeveloped land, acquired operating properties and properties previously sold that we adjust as appropriate as information becomes available.

Fair Value of Financial Instruments

Fair value of certain of the Company’s financial instruments including cash, other current assets, other Accounts liabilities, accrued interest loans are approximate cost because of their short maturities. The Company measures and reports fair value in accordance with ASC 820, “Fair Value Measurements and Disclosure” defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value investments.

Recently Issued Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.

In December 2019, the FASB issued ASU No. 2019-12, Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which amends ASC 740. This ASU simplifies the accounting for income taxes by modifying the treatment of intra period tax allocation in certain circumstances, eliminating an exception to recognizing deferred tax liabilities for outside basis differences for foreign equity method investments and foreign subsidiaries when ownership or control changes, and modifying interim period tax calculations when a loss is forecast. In addition, this ASU also requires that enacted changes in tax laws or rates be included in the annual effective rate determination in the period that includes the enactment date and clarifies the tax accounting of a step up in tax basis of goodwill. ASU 2019-12 is effective for the Company for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact that the guidance will have on its consolidated financial statements.

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (“ASU 2020-04”), which provides companies with optional guidance, including expedients and exceptions for applying generally accepted accounting principles to contracts and other transactions affected by reference rate reform, such as the London Interbank Offered Rate (LIBOR). ASU 2020-04 is effective for the Company upon issuance and generally can be applied to applicable contract modifications through December 31, 2022. The Company is currently evaluating the impact of ASU 2020-04 on its consolidated financial statements, however, the Company does not believe that adoption of ASU 2020-04 will materially impact its consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Condensed Consolidated Financial Statements are prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are presented in the Company’s reporting currency, the U.S. dollar. Intercompany transactions with consolidated entities have been eliminated.

These Condensed Consolidated Financial Statements should be read in conjunction with the 2021 annual Consolidated Financial Statements and Notes included within them.